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                                                                       EXHIBIT A
                                                                 to SCHEDULE 13D
                             JOINT FILING AGREEMENT

        We, the signatories of the statement to which this Joint Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by any or all of us will be filed on behalf of each of us.

Dated:  January 8, 2001
                                    WEISS, PECK & GREER, LLC

                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name:  Benjamin J. Taylor
                                            Title: Managing Director

                                    WPG SOFTWARE FUND, L.P

                                    By:     WEISS, PECK & GREER, LLC
                                            its General Partner

                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name: Benjamin J. Taylor
                                            Title:  Managing Director

                                    WPG RAYTHEON SOFTWARE FUND, L.P

                                    By:     WEISS, PECK & GREER, LLC
                                            its General Partner

                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name: Benjamin J. Taylor
                                            Title:  Managing Director

                                    WPG INSTITUTIONAL SOFTWARE FUND, L.P

                                    By:     WEISS, PECK & GREER, LLC
                                            its General Partner

                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name: Benjamin J. Taylor
                                            Title:  Managing Director

                                    BENJAMIN J. TAYLOR

                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name:  Benjamin J. Taylor